EXHIBIT 13.4


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                            REPORT OF FOREIGN ISSUER
                      PURSUANT TO RULE 13a-16 OR 15d-16 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


For the Quarterly Payment Date on September 22, 2003


                           CRUSADE MANAGEMENT LIMITED,
               as manager of the Crusade Global Trust No.2 of 2001
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


             LEVEL 11, 55 MARKET STREET, SYDNEY, NSW 2000, AUSTRALIA
             -------------------------------------------------------
                    (Address of principal executive offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                          Form 20-F [X]    Form 40-F [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                             Yes [ ]          No [ X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_____________________________ .

OTHER EVENTS

         On the Quarterly Payment Date falling on September 22, 2003, Perpetual Trustees Consolidated Limited, in its capacity as issuer trustee (the "Issuer Trustee") made a regular quarterly distribution of principal and interest to the holders of the Class A Mortgage-Backed Floating Rate Notes (the "Notes").


FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         See page 4 for Exhibit Index

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 2 of 2001, by the undersigned, thereunto duly authorized.


                                    Crusade Management Limited,
                                       as Trust Manager for the
                                       Crusade Global Trust No.2 of 2001,
                                    --------------------------------------------
                                            (Registrant)




Dated: September 23, 2003           By:   /S/  ROGER DESMARCHELIER
                                       -----------------------------------------
                                       Name:   Roger Desmarchelier
                                       Title:  Executive Manager, Securitisation

EXHIBIT INDEX

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EXHIBIT DESCRIPTION
------- ------------------------------------------------------------------------

99.1    The Noteholders Report for the Quarterly Payment Date on
        September 22, 2003

                                                                    EXHIBIT 99.1

                               NOTEHOLDERS REPORT
                        CRUSADE GLOBAL TRUST NO.2 OF 2001
                     COUPON PERIOD ENDING 22 SEPTEMBER 2003

----------------------------------------------------------------------------------------------------------------------
USD NOTES
---------                                                                                   PRINCIPAL
                         FV OUTSTANDING                                 COUPON PAYMENTS      PAYMENTS     CHARGE OFFS
                              (USD)         BOND FACTOR   COUPON RATE        (USD)            (USD)          (AUD)
                         --------------     -----------   -----------   ---------------    -------------  -----------

CLASS A NOTES            381,583,785.94      47.697973%     1.24000%      1,392,097.81     48,370,925.00     0.00
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                         FV OUTSTANDING                                 COUPON PAYMENTS     PAYMENTS    CHARGE OFFS
                              (AUD)         BOND FACTOR   COUPON RATE        (AUD)            (USD)         (AUD)
                         --------------     -----------   -----------   ---------------    ----------   -----------

CLASS B NOTES             37,550,000.00     100.000000%     5.10170%       493,355.36          0.00        0.00

CLASS C NOTES              3,235,000.00     100.000000%     5.32170%        44,336.32          0.00        0.00
--------------------------------------------------------------------------------------------------------------------

                                                                     31-AUG-03
POOL SUMMARY                                                            AUD
------------                                                   -----------------

Outstanding Balance - Variable Rate Housing Loans                   633,402,472
Outstanding Balance - Fixed Rate Loans                              122,265,375
Number of Loans                                                           6,511
Weighted Average Current LVR                                             58.81%
Average Loan Size                                                      116,060
Weighted Average Seasoning                       38 mths
Weighted Average Term to Maturity               257 mths


PRINCIPAL COLLECTIONS                                                   AUD
--------------------                                           -----------------

Scheduled Principal Payments                                       6,462,561.85
Unscheduled Principal Payments                                    92,080,853.21
Redraws                                                            7,961,158.50
Principal Collections                                             90,582,256.56


TOTAL AVAILABLE PRINCIPAL                                              AUD
-------------------------                                     ------------------

Principal Collections                                             90,582,256.56
Principal Charge Offs                                                      0.00
Pay Back of Principal Draw                                                 0.00
Total Available Principal                                         90,582,256.56

Outstanding Principal Draws From Previous Period                           0.00

Principal Distributed                                             90,582,256.56
Principal Retained                                                         0.00


TOTAL AVAILABLE FUNDS                                                  AUD
---------------------                                         ------------------

Available Income                                                  14,733,799.94
Principal Draw                                                             0.00
Liquidity Draw                                                             0.00

Total Available Funds                                             14,733,799.94


REDRAW & LIQUIDITY FACILITIES                                          AUD
-----------------------------                                 ------------------

Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00


CPR
---
                                 JUL-03         AUG-03          SEP-03
                                 ------         ------          ------
               1 MTH CPR         32.04%         36.64%          34.47%


ARREARS
-------
                            % OF POOL
                          (BY BALANCE)
31 - 59 DAYS                  0.51%
60 - 89 DAYS                  0.16%
90+ DAYS                      0.17%
DEFAULTS                     0.003%
LOSSES                         Nil